EXHIBIT 99.1


                                  CERTIFICATION

         The undersigned certifies pursuant to 18 U.S.C.ss.1350, that:


(1) The accompanying Annual Report on Form 10-K/A for the period ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


(2) The information contained in the accompanying Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  April 7, 2003


                                                         /s/ Scott F. Drill
                                                         -----------------------
                                                         Scott F. Drill
                                                         President and
                                                         Chief Executive Officer







                                    Page 40